Exhibit 10.3

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of May 4, 2020, is by and among SSE HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”), the Guarantors party hereto, the Lenders party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors, the Lenders from time to time party thereto, and the Administrative Agent are parties to that certain Credit Agreement dated as of August 2, 2019 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby);

WHEREAS, the Credit Parties have requested that the Lenders make certain amendments to the Credit Agreement as set forth herein; and

WHEREAS, the Lenders have agreed to amend the Credit Agreement subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT

1.1    Amendment to “Applicable Margin”. The definition of “Applicable Margin” in Section 1.1 of the Credit Agreement is hereby amended by:

(i) deleting the pricing grid therein and replacing it with the following pricing grid:

Pricing Level	Consolidated Total Net Lease Adjusted Leverage Ratio	Commitment Fee	LIBOR +	Base Rate +
I	Less than or equal to 2.00 to 1.00	0.10%	1.00%	0.00%
II	Greater than 2.00 to 1.00, but less than or equal to 3.00 to 1.00	0.10%	1.25%	0.25%
III	Greater than 3.00 to 1.00, but less than or equal to 3.50 to 1.00	0.15%	1.50%	0.50%
IV	Greater than 3.50 to 1.00	0.25%	2.50%	1.50%

(ii) amending and restating clause (a) in its entirety to read as follows:
(a) the Applicable Margin shall be based on Pricing Level IV from the First Amendment Closing Date until the Calculation Date with respect to the Fiscal Quarter of the Borrower ending on or about March 31, 2021 and, thereafter the Pricing Level shall be determined by reference to the Consolidated Total Net Lease Adjusted Leverage Ratio as of the last day of the most recently ended Fiscal Quarter of the Borrower preceding the applicable Calculation Date, and and (iii) replacing “Pricing Level III” in clause (b) with “Pricing Level IV”.

1.2    Amendment to “Asset Disposition”. The definition of “Asset Disposition” in Section 1.1 of the Credit Agreement is hereby amended by inserting the following new sentence at the end thereof:

For the avoidance of doubt, none of (a) the sale of any Permitted Convertible Indebtedness, (b) the sale of any Permitted Warrant Transaction, (c) the purchase of any Permitted Bond Hedge Transaction, (d) the performance by Borrower or Holdings of its obligations under any Permitted Convertible Indebtedness, any Permitted Warrant Transaction or any Permitted Bond Hedge Transaction (including the settlement or termination of any Permitted Bond Hedge Transaction or Permitted Warrant Transaction) nor (e) the sale, transfer, redemption or other disposition of Equity Interests of Holdings or the Borrower as necessary or advisable to maintain the one-for-one ratio described in Section 3.04(a) of the LLC Agreement, to reduce or eliminate ownership of Equity Interests of Holdings by the Borrower or to address any other similar Tax inefficiencies, in each case arising as a result of settlement or termination of any Permitted Convertible Indebtedness, Permitted Bond Hedge Transaction or Permitted Warrant Transaction, shall constitute an Asset Disposition.

1.3    Amendment to “Base Rate”. The definition of “Base Rate” in Section 1.1 of the Credit Agreement is hereby amended by inserting the following new sentence at the end thereof:

Notwithstanding the foregoing, in no event shall the Base Rate be less than zero.

1.4    Amendment to “Change in Control”. The definition of “Change in Control” in Section 1.1 of the Credit Agreement is hereby amended by inserting the following new sentence at the end thereof:

Notwithstanding anything to the contrary in the foregoing, for the avoidance of doubt, an underwriter, initial purchaser, investor or holder of any Permitted Convertible Indebtedness or Permitted Warrant Transaction, in each case, shall be deemed to not directly or indirectly own the Equity Interests of Holdings underlying such transactions unless and until such Equity Interests of Holdings are delivered upon settlement thereof.

1.5    Amendment to “Consolidated Total Net Lease Adjusted Leverage Ratio”. The definition of “Consolidated Total Net Lease Adjusted Leverage Ratio” in Section 1.1 of the Credit Agreement is hereby amended by inserting the following new sentence at the end thereof:

Notwithstanding the foregoing, for purposes of calculating the Consolidated Total Net Lease Adjusted Leverage Ratio to determine compliance with Section 8.14(a) as of the end of the Fiscal Quarters ending on or about March 31, 2021 and June 30, 2021, Consolidated EBITDA included in clause (b) above shall be calculated as (x) in the case of the Fiscal Quarter ending on or about March 31, 2021, actual Consolidated EBITDA for such Fiscal Quarter multiplied by 4.76, and (y) in the case of the Fiscal Quarter ending on or about June 30, 2021, actual Consolidated EBITDA for the period of two (2) consecutive Fiscal Quarters then ending multiplied by 1.96.

1.6    Amendment to “Equity Interests”. The definition of “Equity Interests” in Section 1.1 of the Credit Agreement is hereby amended by inserting the following proviso immediately prior to the final period thereof:

; provided that Permitted Convertible Indebtedness, or other debt securities that are or by their terms may be convertible or exchangeable into or for Equity Interests, Permitted Bond Hedge Transactions or Permitted Warrant Transactions, in each case, shall not constitute capital stock or Equity Interests.

1.7    Amendment to “Hedge Agreement”. The definition of “Hedge Agreement” in Section 1.1 of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof:

Notwithstanding anything to the contrary in the foregoing, neither any Permitted Bond Hedge Transaction nor any Permitted Warrant Transaction shall be a Hedge Agreement.

1.8    Amendment to “Investment”. The definition of “Investment” in Section 1.1 of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof:

Notwithstanding anything to the contrary in the foregoing, neither the purchase of any Permitted Bond Hedge Transaction by the Borrower or any of its Subsidiaries, the performance of its obligations thereunder and the acquisition of Equity Interests of Holdings upon termination or settlement thereof, nor the acquisition of Equity Interests of Holdings or the Borrower as necessary or advisable to maintain the one-for-one ratio described in Section 3.04(a) of the LLC Agreement, to reduce or eliminate ownership of Equity Interests of Holdings by the Borrower, or to address any other similar Tax inefficiencies, in each case arising as a result of settlement or termination of any Permitted Convertible Indebtedness, Permitted Bond Hedge Transaction, or Permitted Warrant Transaction shall be an Investment.

1.9    Amendment to “LIBOR”. The last sentence of the definition of “LIBOR” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
Notwithstanding the foregoing, (x) in no event shall LIBOR (including, without limitation, any Replacement Rate with respect thereto) be less than 1.0% and (y) unless otherwise specified in any amendment to this Agreement entered into in accordance with Section 4.8(c), in the event that a Replacement Rate with respect to LIBOR is implemented then all references herein to LIBOR shall be deemed references to such Replacement Rate.
1.10    Amendment to “Material Contract”. The definition of “Material Contract” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Material Contract” means any written contract or agreement of any Credit Party (other than any lease agreement of any Credit Party) or any of its Subsidiaries, the breach, non‑performance, cancellation or failure to renew of which could reasonably be expected to have a Material Adverse Effect.

1.11    Amendment to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order therein:

“First Amendment Closing Date” shall mean May 4, 2020.

“Permitted Bond Hedge Transaction” means any call or capped call option (or substantively equivalent derivative transaction) relating to Holdings’ common stock (or other securities or property following a merger event, reclassification or other change of the common stock of Holdings) purchased by the Borrower or Holdings in connection with the issuance of any Permitted Convertible Indebtedness and settled upon exercise in common stock of Holdings (or such other securities or property), cash or a combination thereof (such amount of cash determined by reference to the price of the Holdings’ common stock or such other securities or property), and cash in lieu of fractional shares of common stock of Holdings; provided that the other terms, conditions and covenants of each such transaction shall be such as are customary for transactions of such type (as determined by the board of directors of the Borrower, or a committee thereof, in good faith).

“Permitted Convertible Indebtedness” means unsecured Indebtedness of the Borrower or Holdings that (a) as of the date of issuance thereof contains customary conversion or exchange rights (as applicable) and offer to repurchase rights for transactions of such type (as determined by the board of directors of the Borrower, or a committee thereof, in good faith) and (b) is convertible or exchangeable into shares of common stock of Holdings (or other securities or property following a merger event, reclassification or other change of the common stock of Holdings), cash or a combination thereof (such amount of cash determined by reference to the price of Holdings’ common stock or such other securities or property), and cash in lieu of fractional shares of common stock of Holdings (it being understood that any such Indebtedness of Holdings for which any Credit Party or Subsidiary has corresponding obligations with Holdings shall be deemed, without duplication, to be Indebtedness of the Credit Parties and their Subsidiaries hereunder).

“Permitted Warrant Transaction” means any call option, warrant or right to purchase (or substantively equivalent derivative transaction) relating to Holdings’ common stock (or other securities or property following a merger event, reclassification or other change of the common stock of Holdings) sold by the Borrower or Holdings substantially concurrently with any purchase by the Borrower of a Permitted Bond Hedge Transaction and settled in common stock of Holdings (or such other securities or property), cash or a combination thereof (such amount of cash determined by reference to the price of Holdings’ common stock or such other securities or property), and cash in lieu of fractional shares of common stock of Holdings; provided that the terms, conditions and covenants of each such transaction shall be such as are customary for transactions of such type (as determined by the board of directors of the Borrower, or a committee thereof, in good faith).

1.12    Amendment to Section 6.16. Section 6.16 of the Credit Agreement is hereby amended by inserting the following text immediately prior to the final period therein:

; provided that, for purposes of this Section 6.16, the impacts of the COVID-19 pandemic on the properties, business, operations, or financial condition of the Borrower and its Subsidiaries that (x) occurred prior to the First Amendment Closing Date and (y) were disclosed in public filings or in writing to the Administrative Agent and the Lenders prior to the First Amendment Closing Date shall be disregarded (to the extent the scope of such impacts are not greater than so disclosed).

1.13    Amendment to Section 6.18. Section 6.18 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

As of the Closing Date, the real property listed on Schedule 6.18 constitutes all of the real property that is owned, leased, subleased or used by any Credit Party or any of its Subsidiaries (other than leased real property with no improvements thereon). Each of such leases and subleases is valid and enforceable in accordance with its terms and is in full force and effect, and no default by any party to any such lease or sublease exists other than such defaults that could not reasonably be expected to have a Material Adverse Effect. Each Credit Party and each Subsidiary thereof has such title to the real property owned or leased by it as is necessary or desirable to the conduct of its business and valid and legal title to all of its personal property and assets, except those which have been disposed of by the Credit Parties and their Subsidiaries subsequent to such date which dispositions have been in the ordinary course of business or as otherwise expressly permitted hereunder.

1.14    Amendment to Section 7.1. Section 7.1 of the Credit Agreement is hereby amended by:

(i) inserting the phrase “(or in the case of the last Fiscal Quarter of any Fiscal Year, one hundred twenty (120) days)” immediately after the phrase “forty-five (45) days” appearing in clause (b) thereof and (ii) inserting the following new clause (d) at the end thereof:

(d)    Sales and Liquidity Reports. (i) To the extent the financial covenant in Section 8.14(c) is then in effect, within twenty (20) days after the end of each month, a summary of Liquidity as of the end of such month and (ii) during the period commencing May 1, 2020 through and including December 31, 2020 only, within twenty (20) days after the end of each month, a monthly summary of same-store sales for the restaurants of the Borrower and its Subsidiaries for the applicable month, in each case in form and detail reasonably acceptable to the Administrative Agent.

1.15    Amendment to Section 7.2. Section 7.2 of the Credit Agreement is hereby amended by amending and restating clause (a)(iii) therein in its entirety to read as follows:

(iii) except in the case of financial statements delivered pursuant to Section 7.1(b) for the last Fiscal Quarter of a Fiscal Year, setting forth reasonably detailed calculations demonstrating compliance with Section 8.14

1.16    Amendment to Section 8.2. Section 8.2 of the Credit Agreement is hereby amended by (i) deleting the final “and” at the end of clause (q) therein, (ii) replacing the final period in clause (r) therein with “; and” and (iii) inserting the following new clause (s) at the end thereof:

(s)    during the period commencing April 1, 2020 through and including December 31, 2020 only, statutory and common law landlord Liens attributable to the failure to pay rent under any lease agreement; provided that (i) no action shall have been taken by any Person to enforce such Liens, (ii) adequate reserves in respect thereof have been established on the books of the Borrower or such Credit Party to the extent required by GAAP and (iii) such Liens do not, individually or in the aggregate, materially impair the use of such property in the operation of the business of the Borrower or any of its Subsidiaries.

1.17    Amendment to Section 8.3. Section 8.3 of the Credit Agreement is hereby amended by:

(i) amending and restating clause (b) thereof to read as follows:

(b)    Investments in cash, Cash Equivalents and other readily marketable debt and equity securities as part of the Credit Parties’ and their Subsidiaries’ cash management and treasury strategy;

(ii) inserting the following text at the end of clause (g) thereof:

provided that no Permitted Acquisitions may be made under this clause (g) during the period commencing on the First Amendment Closing Date and ending on September 30, 2021;

and (iii) inserting the following text immediately prior to the final “and” in clause (p) thereof:

provided further that no Investments may be made under this clause (p) during the period commencing on the First Amendment Closing Date and ending on September 30, 2021;

1.18    Amendment to Section 8.6. Section 8.6 of the Credit Agreement is hereby amended by:

(i) inserting the following text at the end of clause (e) thereof:

provided further that, (x) during the period commencing on the First Amendment Closing Date and ending on September 30, 2021, (I) no distributions may be made under clause (e)(i) unless required by the LLC Agreement or Applicable Law and (II) no distributions may be made under clause (e)(ii) unless required by the Tax Receivable Agreement or Applicable Law and (y) during the period commencing on the First Amendment Closing Date and ending on March 31, 2021, distributions may be made under clause (e)(iii) only in an amount not to exceed $75,000,000 in the aggregate and provided that after giving effect to any such Early Termination Payment (and any incurrence of Indebtedness in connection therewith) on a pro forma basis, (I) the Credit Parties shall have minimum Liquidity of $50,000,000 and (II) no Default or Event of Default shall have occurred or would result therefrom;

(ii) inserting the following text at the end of clause (g) thereof:

provided further that during the period commencing on the First Amendment Closing Date and ending on September 30, 2021, (x) the Borrower shall not be required to be in pro forma compliance with Section 8.14 as a condition to making a distribution under this clause (g) and (y) distributions under this clause (g) shall not exceed in the aggregate $5,000,000;

(iii) inserting the following text immediately prior to the final “and” in clause (h) thereof:

provided further that during the period commencing on the First Amendment Closing Date and ending on September 30, 2021, (x) the Borrower shall not be required to be in pro forma compliance with Section 8.14 as a condition to making a distribution under this clause (h) and (y) distributions under this clause (h) shall not exceed in the aggregate $5,000,000;

(iv) inserting the following text immediately prior to the final period in clause (i) thereof:

; provided further that no Restricted Payments may be made under this clause (i) during the period commencing on the First Amendment Closing Date and ending on September 30, 2021 and (v) inserting the following text at the end of Section 8.6:

Notwithstanding anything to the contrary in the foregoing, the issuance of, entry into (including any payments of premiums in connection therewith), performance of obligations under (including any payments of interest), and conversion, exchange, exercise, repurchase, redemption, settlement or termination or cancellation of (whether in whole or in part and including by netting or set-off) (in each case, whether in cash, common stock of Holdings or, following a merger event or other change of the common stock of Holdings, other securities or property), or the satisfaction of any condition that would permit or require any of the foregoing, any Permitted Convertible Indebtedness, any Permitted Bond Hedge Transaction, any Permitted Warrant Transaction and any corresponding or related transaction as between Holdings and the Borrower in respect of the foregoing, in each case, shall not constitute a Restricted Payment by the Borrower.

1.19    Amendment to Section 8.7. Section 8.7 of the Credit Agreement is hereby amended by (i) deleting “and” at the end of clause (a)(v) thereof, (ii) replacing the final period in clause (a)(vi) thereof with “; and” and (iii) inserting the following as a new clause (a)(vii) immediately following clause (a)(vi) thereof:

(vii) transactions between the Borrower and Holdings in connection with any Permitted Convertible Indebtedness, Permitted Bond Hedge Transaction or Permitted Warrant Transaction , including the sale, transfer, redemption or disposition of Equity Interests of Holdings or the Borrower as necessary or advisable to maintain the one-for-one ratio described in Section 3.04(a) of the LLC Agreement, to reduce or eliminate ownership of Equity Interests of Holdings by the Borrower, or to address any other similar Tax inefficiencies, in each case arising as a result of settlement or termination of any Permitted Convertible Indebtedness, Permitted Bond Hedge Transaction, or Permitted Warrant Transaction.

1.20    Amendment to Section 8.9. Section 8.9 of the Credit Agreement is hereby amended by (i) deleting “and” at the end of clause (a)(v) thereof, (ii) replacing the final period in clause (a)(vi) thereof with the following text:

; provided further that no payments may be made under this clause (vi) during the period commencing on the First Amendment Closing Date and ending on September 30, 2021; and
and (iii) inserting the following as a new clause (a)(vii) immediately following clause (a)(vi) thereof:
(vii)    the conversion or exchange of any Permitted Convertible Indebtedness, and if such Permitted Convertible Indebtedness was issued by Holdings, any corresponding Indebtedness of the Borrower issued to Holdings.
1.21    Amendment to Section 8.14. Section 8.14 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 8.14    Financial Covenants.
(a)    Consolidated Total Net Lease Adjusted Leverage Ratio. As of the last day of (i) the Fiscal Quarter ending on or about March 31, 2021, permit the Consolidated Total Net Lease Adjusted Leverage Ratio to be greater than 4.50 to 1.00, (ii) the Fiscal Quarter ending on or about June 30, 2021, permit the Consolidated Total Net Lease Adjusted Leverage Ratio to be greater than 4.25 to 1.00 and (iii) each other Fiscal Quarter, permit the Consolidated Total Net Lease Adjusted Leverage Ratio to be greater than 4.00 to 1.00; provided, that for each of the six (6) Fiscal Quarters immediately following a Qualified Transaction, commencing with the Fiscal Quarter in which such Qualified

Transaction was consummated (such period of increase, the “Leverage Increase Period”), the required Consolidated Total Net Lease Adjusted Leverage Ratio shall be increased by up to 0.50; provided, further, that (i) there shall be no more than three (3) Leverage Increase Periods during the term of this Agreement, (ii) there shall be no more than one (1) Leverage Increase Period in effect at any time, (iii) the maximum Consolidated Total Net Lease Adjusted Leverage Ratio shall revert to the then-permitted ratio (without giving effect to such increase) for at least one (1) fiscal quarter before a new Leverage Increase Period may be invoked and (iv) the Leverage Increase Period shall only apply (A) with respect to the calculation of the Consolidated Total Net Lease Adjusted Leverage Ratio for purposes of determining compliance with this Section 8.14(a) as of the end of any Fiscal Quarter of the Borrower during such period, (B) for purposes of determining compliance with this Section 8.14(a) on pro forma basis to determine compliance with clause (e) of the definition of “Permitted Acquisition” or with Section 8.6(e)(iii)(A)(1) and (C) for purposes of determining compliance with this Section 8.14(a) on a pro forma basis to determine if an Incremental Loan is permitted to be incurred. Notwithstanding the foregoing, the covenant in this Section 8.14(a) shall not be tested as of the end of the Fiscal Quarters ending on or about June 30, 2020, September 30, 2020 and December 31, 2020 (but otherwise shall be deemed to be in effect with respect to each such Fiscal Quarter end for all provisions under this Agreement and the other Loan Documents that refer to compliance or pro forma compliance with Section 8.14 or Section 8.14(a)).
(b)    Consolidated Fixed Charge Coverage Ratio. As of the last day of any Fiscal Quarter, permit the Consolidated Fixed Charge Coverage Ratio for the period of four (4) consecutive Fiscal Quarters of the Borrower then ended to be less than 1.25 to 1.00. Notwithstanding the foregoing, (i) the covenant in this Section 8.14(b) shall not be tested as of the end of the Fiscal Quarters ending on or about June 30, 2020, September 30, 2020 and December 31, 2020 (but otherwise shall be deemed to be in effect with respect to each such Fiscal Quarter end for all provisions under this Agreement and the other Loan Documents that refer to compliance or pro forma compliance with Section 8.14 or Section 8.14(b)) and (ii) for the Fiscal Quarters ending on or about March 31, 2021 and June 30, 2021, the Consolidated Fixed Charge Coverage Ratio shall be determined for only the single Fiscal Quarter of the Borrower then ended (rather than the period of four (4) consecutive Fiscal Quarters of the Borrower then ended).
(c)    Liquidity. As of the last day of any month ending during the period commencing May 1, 2020 and ending July 1, 2021, permit Liquidity to be less than $25,000,000.

1.22    Amendment to Article VIII. Article VIII of the Credit Agreement is hereby amended by inserting a new Section 8.16 immediately following Section 8.15 to read as follows:

Section 8.16    Capital Expenditures. During the period commencing on the First Amendment Closing Date and ending on March 31, 2021, make Capital Expenditures (other than Consolidated Maintenance Capital Expenditures) in an amount that exceeds $202,000,000 in the aggregate for the Credit Parties and their Subsidiaries during such period.
1.23    Amendment to Section 9.1. Section 9.1 of the Credit Agreement is hereby amended by inserting the following immediately prior to the final period at the end of clause (f) thereof:
; provided, that this clause (f) shall not apply to any conversion or exchange of any Permitted Convertible Indebtedness or satisfaction of any condition giving rise to or permitting a conversion or exchange of any Permitted Convertible Indebtedness, in either case, into cash, Equity Interests of the Borrower or Holdings (and nominal cash payments in respect of fractional shares) or any combination thereof in accordance with the express terms or conditions thereof, unless such conversion, satisfaction or payment results from a default thereunder, fundamental change or change of control (or equivalent term thereunder) or an event of the type that constitutes an Event of Default.

ARTICLE II
CONDITIONS

2.1    Closing Conditions. This Amendment shall become effective upon the satisfaction of the following conditions precedent:

(a)    Execution of Amendment. The Administrative Agent shall have received a copy of this Amendment duly executed by the Borrower, the other Credit Parties, the Administrative Agent and the Lenders.

(b)    Amendment Fee. The Administrative Agent shall have received, for the account of each Lender, upfront fees in an aggregate amount equal to 0.10% of the aggregate amount of the Commitments on the First Amendment Effective Date.

(c)    Other Fees and Out of Pocket Costs. The Borrower shall have paid or made arrangements to pay contemporaneously with closing any and all reasonable, documented out-of-pocket costs incurred by the Administrative Agent (including the fees, charges and disbursements of Moore & Van Allen PLLC as legal counsel to the Administrative Agent) and all other fees and amounts required to be paid to the Administrative Agent pursuant to Section 11.3(a) of the Credit Agreement in connection with this Amendment to the extent invoiced prior to the date hereof.

ARTICLE III
MISCELLANEOUS

3.1    Amended Terms. On and after the date hereof, all references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2    Representations and Warranties of Credit Parties. Each of the Credit Parties represents and warrants as follows:

(a)    Such Credit Party has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment.

(b)    This Amendment has been duly executed and delivered on behalf of each of the Credit Parties. This Amendment constitutes a legal, valid and binding obligation of each of the Credit Parties, enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar state or federal Debtor Relief Laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

(c)    No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery or performance of this Amendment by the Credit Parties (other than those which have been obtained) or with the validity or enforceability of this Amendment against the Credit Parties.

(d)    The representations and warranties made by the Credit Parties in the Credit Agreement and the other Loan Documents are true and correct in all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty is true and correct in all respects, on and as of the date hereof as if made on and as of such date, (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty is true and correct in all material respects as of such earlier date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty is true and correct in all respects as of such earlier date).

(e)    No Default or Event of Default has occurred and is continuing on the date hereof.

(f)    The Security Documents continue to create a valid security interest in, and Lien upon, the Collateral purported to be covered thereby, in favor of the Administrative Agent, for the benefit of the holders of the Secured Obligations, which security interests and Liens are perfected in accordance with the terms of the Security Documents and prior to all Liens other than Permitted Liens.

(g)    The Obligations of the Credit Parties are not reduced or modified by this Amendment (except as set forth herein) and, as of the date hereof, are not subject to any offsets, defenses or counterclaims.

3.3    Reaffirmation of Obligations. Each Credit Party hereby ratifies the Credit Agreement, as amended hereby, and each other Credit Document to which it is a party and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement, as amended hereby, and each other Credit Document to which it is a party applicable to it and (b) that it is responsible for the observance and full performance of its respective obligations under the Credit Documents.

3.4    Release. The Borrower and each of the other Credit Parties hereby releases and forever discharges the Administrative Agent, each Lender, the Issuing Lender, the Swingline Lender and their respective predecessors, successors, assigns, attorneys and Related Parties (each and every of the foregoing, a “Lender Party”) from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, in each case to the extent arising in connection with any of the Credit Documents through the date hereof, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which any Credit Party may have or claim to have against any Lender Party.

3.5    Credit Document. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

3.6    Entirety. This Amendment and the other Credit Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.7    Expenses. Pursuant to and subject to Section 11.3(a) of the Credit Agreement, the Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

3.8    Counterparts; Electronic Execution. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page of this Amendment by facsimile transmission or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterparty hereof.

3.9    Governing Law. This AMENDMENT and ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS aMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

3.10    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

3.11    Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, services of process and waiver of jury trial provisions set forth in Section 11.5 and Section 11.6 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[Signature pages to follow]

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWER:	SSE HOLDINGS, LLC,
a Delaware limited liability company

	By:	/s/ Tara Comonte
Tara Comonte
Date: May 4, 2020		Title: CFO

GUARANTORS:		CUSTARD’S FIRST STAND, LLC,
a New York limited liability company
SHAKE SHACK 366 COLUMBUS LLC,
a New York limited liability company
SHAKE SHACK 1111 LINCOLN ROAD LLC,
a New York limited liability company
SHAKE SHACK 300 WEST 44TH STREET LLC,
a New York limited liability company
SHAKE SHACK 152 E 86 LLC,
a New York limited liability company
SHAKE SHACK 18TH STREET NW WASHINGTON D.C. LLC,
a Delaware limited liability company
SHAKE SHACK 102 NORTH END AVE LLC,
a New York limited liability company
SHAKE SHACK WESTPORT LLC,
a Delaware limited liability company
SHAKE SHACK FULTON STREET BROOKLYN LLC
a Delaware limited liability company
SHAKE SHACK SANSOM STREET PHILADELPHIA LLC
a Delaware limited liability company
SHAKE SHACK CORAL GABLES, LLC,
a Delaware limited liability company
SHAKE SHACK WESTBURY LLC,
a Delaware limited liability company
SHAKE SHACK NEW HAVEN LLC,
a Delaware limited liability company
SHAKE SHACK BOSTON CHESTNUT HILL LLC,
a Delaware limited liability company
SHAKE SHACK BOCA RATON LLC,
a Delaware limited liability company
SHAKE SHACK 800 F STREET LLC,
a Delaware limited liability company
SHAKE SHACK GRAND CENTRAL LLC,
a Delaware limited liability company

	By:	/s/ Tara Comonte
Tara Comonte
Title: CFO of each of the foregoing

SHAKE SHACK UNIVERSITY CITYPHILADELPHIA LLC,
a Delaware limited liability company
SHAKE SHACK KING OF PRUSSIA LLC,
a Delaware limited liability company
SHAKE SHACK PARAMUS LLC
a Delaware limited liability company
SHAKE SHACK HARVARD SQUARE BOSTON LLC,
Delaware limited liability company
SHAKE SHACK FLATBUSH BROOKLYN LLC,
a Delaware limited liability company
SHAKE SHACK UNION STATION WASHINGTON D.C. LLC,
a Delaware limited liability company
SHAKE SHACK DUMBO BROOKLYN LLC,
a Delaware limited liability company
SHAKE SHACK BUCKHEAD ATLANTA LLC,
a Delaware limited liability company
SHAKE SHACK TYSONS CORNER FAIRFAX COUNTY LLC,
a Delaware limited liability company
SHAKE SHACK WINTER PARK ORLANDO LLC,
a Delaware limited liability company
SHAKE SHACK CHICAGO OHIO STREET LLC,
a Delaware limited liability company
SHAKE SHACK SOUTH LAMAR AUSTIN LLC,
a Delaware limited liability company
SHAKE SHACK LAS VEGAS PARK LLC,
a Delaware limited liability company
SHAKE SHACK GARDEN STATE PLAZA WESTFIELD LLC,
a Delaware limited liability company
SHAKE SHACK NEWBURY STREET BOSTON LLC,
a Delaware limited liability company
SHAKE SHACK THE DOMAIN AUSTIN LLC,
a Delaware limited liability company
SHAKE SHACK 600 THIRD AVE NEW YORK CITY LLC,
a Delaware limited liability company
SHAKE SHACK CAA CHICAGO LLC,
a Delaware limited liability company
SHAKE SHACK PRATT STREET BALTIMORE LLC,
a Delaware limited liability company
SHAKE SHACK INTERNATIONAL DRIVE ORLANDO LLC,
a Delaware limited liability company
SHAKE SHACK LAKE SUCCESS LONG ISLAND LLC,
a Delaware limited liability company
SHAKE SHACK LEGACY PLACE DEDHAM LLC,
a Delaware limited liability company

By:	/s/ Tara Comonte
Tara Comonte
Title: CFO of each of the foregoing

SHAKE SHACK 1333 BROADWAY NYC LLC,
a Delaware limited liability company
SHAKE SHACK SEAPORT BOSTON LLC,
a Delaware limited liability company
SHAKE SHACK ROUTE 110 MELVILLE LLC,
a Delaware limited liability company
SHAKE SHACK OLD ORCHARD SKOKIE LLC,
a Delaware limited liability company
SHAKE SHACK BRIDGEWATER COMMONS LLC,
a Delaware limited liability company
SHAKE SHACK WOODBURY COMMONS LLC,
a Delaware limited liability company
SHAKE SHACK PENTAGON CENTER ARLINGTON LLC,
a Delaware limited liability company
SHAKE SHACK FASHION SQUARE SCOTTSDALE LLC,
a Delaware limited liability company
SHAKE SHACK FULTON CENTER NYC LLC,
a Delaware limited liability company
SHAKE SHACK DOWNTOWN SUMMERLIN LLC,
a Delaware limited liability company
SHAKE SHACK QUEENS CENTER MALL LLC,
a Delaware limited liability company
SHAKE SHACK WEST HOLLYWOOD LA LLC,
a Delaware limited liability company
SHAKE SHACK THE GALLERIA HOUSTON LLC,
a Delaware limited liability company
SHAKE SHACK WOODFIELD MALL SCHAUMBURG LLC,
a Delaware limited liability company
SHAKE SHACK LEGACY WEST PLANO LLC,
a Delaware limited liability company
SHAKE SHACK KING OF PRUSSIA LLC,
a Delaware limited liability company
SHAKE SHACK DELAWARE LLC,
a Delaware limited liability company
SHAKE SHACK ASTOR PLACE LLC,
a Delaware limited liability company
SHAKE SHACK ARIZONA LLC,
a Delaware limited liability company
SHAKE SHACK GEORGIA LLC,
a Delaware limited liability company
SHAKE SHACK NEW YORK LLC,
a Delaware limited liability company
SHAKE SHACK NEW JERSEY LLC,
a Delaware limited liability company
SHAKE SHACK NORTH CAROLINA LLC,
a Delaware limited liability company

By:	/s/ Tara Comonte
Tara Comonte
Title: CFO of each of the foregoing

SHAKE SHACK TEXAS LLC,
a Delaware limited liability company
SHAKE SHACK KENTUCKY LLC,
a Delaware limited liability company
SHAKE SHACK CALIFORNIA LLC,
a Delaware limited liability company
SHAKE SHACK FLORIDA LLC,
a Delaware limited liability company
SHAKE SHACK CONNECTICUT LLC,
a Delaware limited liability company
SHAKE SHACK MINNESOTA LLC,
a Delaware limited liability company
SHAKE SHACK MISSOURI LLC,
a Delaware limited liability company
SHAKE SHACK MARYLAND LLC,
a Delaware limited liability company
SHAKE SHACK MARYLAND MANAGEMENT COMPANY LLC,
a Delaware limited liability company
SHAKE SHACK POTOMAC MARYLAND MANAGEMENT
COMPANY LLC, a Delaware limited liability company
SHAKE SHACK MICHIGAN LLC,
a Delaware limited liability company
SHAKE SHACK ALABAMA LLC,
a Delaware limited liability company
SHAKE SHACK TENNESSEE LLC,
a Delaware limited liability company
SHAKE SHACK ILLINOIS LLC,
a Delaware limited liability company
SHAKE SHACK WASHINGTON D.C. LLC,
a Delaware limited liability company
SHAKE SHACK NEVADA LLC,
a Delaware limited liability company
SHAKE SHACK RHODE ISLAND LLC,
a Delaware limited liability company
SHAKE SHACK COLORADO LLC,
a Delaware limited liability company
SHAKE SHACK OHIO LLC,
a Delaware limited liability company
SHAKE SHACK PENNSYLVANIA LLC,
a Delaware limited liability company
SHAKE SHACK WASHINGTON LLC,
a Delaware limited liability company
SHAKE SHACK WISCONSIN LLC,
a Delaware limited liability company
SHAKE SHACK ENTERPRISES, LLC,
a New York limited liability company

By:	/s/ Tara Comonte
Tara Comonte
Title: CFO of each of the foregoing

SHAKE SHACK ENTERPRISES INTERNATIONAL, LLC,
a New York limited liability company
SSE HOLDINGS, LLC,
a Delaware limited liability company
SSE IP, LLC,
a Delaware limited liability company
SHAKE SHACK DOMESTIC LICENSING LLC,
a Delaware limited liability company
SHAKE SHACK MIDDLE EAST LLC,
a Delaware limited liability company
SHAKE SHACK RUSSIA LLC,
a Delaware limited liability company
SHAKE SHACK TURKEY LLC,
a Delaware limited liability company
SHAKE SHACK UNITED KINGDOM LLC,
a Delaware limited liability company
SHAKE SHACK TEXAS BEVERAGE COMPANY LLC,
a Texas limited liability company
SHAKE SHACK TEXAS HOLDING COMPANY LLC,
a Texas limited liability company
SHAKE SHACK TEXAS MANAGEMENT COMPANY LLC,
a Delaware limited liability company
a Texas limited liability company
a Delaware limited liability company
SHAKE SHACK MOBILE LLC,
a Delaware limited liability company
SHAKE SHACK LOUISIANA LLC,
a Delaware limited liability company
SHAKE SHACK MASSACHUSETTS LLC,
a Delaware limited liability company
SHAKE SHACK UTAH LLC,
a Delaware limited liability company
SHAKE SHACK TRUCKS LLC,
a Delaware limited liability company
SHAKE SHACK VIRGINIA LLC,
a Delaware limited liability company
SHAKE SHACK KANSAS LLC,
a Delaware limited liability company
SHAKE SHACK KANSAS DOMESTIC LLC,
a Kansas limited liability company

By:	/s/ Tara Comonte
Tara Comonte
Title: CFO of each of the foregoing

ADMINISTRATIVE AGENT AND LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Swingline Lender, Issuing Lender and Lender

	By:	/s/ Denise Crouch
Denise Crouch
Date: May 4, 2020		Vice President